Tax - Tax Paid - Additional Information (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Current tax expense (income) and adjustments for current tax of prior periods [abstract]
Net tax paid	$ 172	$ 130	$ 110
Net tax paid in operating activities	147	$ 130	109
Net tax paid in investing activities	$ 25		$ 1
Cash tax rate on total profits	25.00%	22.00%	8.00%
Cash tax rate on profits prior to exceptional accounting gains			20.00%